Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$12,197	11,919	2.3%	2.3	—

Europe	6,085	5,668	7.3	20.7	(13.4)
Western Hemisphere excluding U.S.	1,536	1,367	12.4	14.9	(2.5)
Asia-Pacific, Africa	4,202	4,358	(3.6)	4.7	(8.3)
International	11,823	11,393	3.8	13.9	(10.1)

Worldwide	$24,020	23,312	3.0%	8.0	(5.0)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$23,611	23,030	2.5%	2.5	—

Europe	12,109	11,082	9.3	20.1	(10.8)
Western Hemisphere excluding U.S.	3,018	2,791	8.1	9.9	(1.8)
Asia-Pacific, Africa	8,708	8,730	(0.2)	5.6	(5.8)
International	23,835	22,603	5.5	13.3	(7.8)

Worldwide	$47,446	45,633	4.0%	7.8	(3.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$1,687	1,751	(3.6)%	(3.6)	—
International	2,118	2,103	0.6	7.3	(6.7)
	3,805	3,854	(1.3)	2.3	(3.6)

Pharmaceutical (1)
U.S.	7,159	6,869	4.2	4.2	—
International	6,158	5,611	9.8	22.1	(12.3)
	13,317	12,480	6.7	12.3	(5.6)

Pharmaceutical excluding COVID-19 Vaccine (1,3)
U.S.	7,114	6,818	4.3	4.3	—
International	5,659	5,498	2.9	13.9	(11.0)
	12,773	12,316	3.7	8.6	(4.9)

MedTech (2)
U.S.	3,351	3,299	1.6	1.6	—
International	3,547	3,679	(3.6)	5.1	(8.7)
	6,898	6,978	(1.1)	3.4	(4.5)

U.S.	12,197	11,919	2.3	2.3	—
International	11,823	11,393	3.8	13.9	(10.1)
Worldwide	24,020	23,312	3.0	8.0	(5.0)

U.S.	12,152	11,868	2.4	2.4	—
International	11,324	11,280	0.4	9.8	(9.4)
Worldwide excluding COVID-19 Vaccine (3)	$23,476	23,148	1.4%	6.0	(4.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes.
(2) Previously referred to as Medical Devices.
(3) Refer to supplemental sales reconciliation schedule

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$3,244	3,362	(3.5)%	(3.5)	—
International	4,147	4,133	0.3	5.7	(5.4)
	7,391	7,495	(1.4)	1.6	(3.0)

Pharmaceutical (1)
U.S.	13,791	13,315	3.6	3.6	—
International	12,395	11,266	10.0	19.4	(9.4)
	26,186	24,581	6.5	10.8	(4.3)

Pharmaceutical excluding COVID-19 Vaccine (1,3)
U.S.	13,671	13,164	3.9	3.9	—
International	11,514	11,153	3.2	11.9	(8.7)
	25,185	24,317	3.6	7.5	(3.9)

MedTech (2)
U.S.	6,576	6,353	3.5	3.5	—
International	7,293	7,204	1.2	8.0	(6.8)
	13,869	13,557	2.3	5.9	(3.6)

U.S.	23,611	23,030	2.5	2.5	—
International	23,835	22,603	5.5	13.3	(7.8)
Worldwide	47,446	45,633	4.0	7.8	(3.8)

U.S.	23,491	22,879	2.7	2.7	—
International	22,954	22,490	2.1	9.5	(7.4)
Worldwide excluding COVID-19 Vaccine (3)	$46,445	45,369	2.4%	6.1	(3.7)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes.
(2) Previously referred to as Medical Devices.
(3) Refer to supplemental sales reconciliation schedule

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$24,020	100.0	$23,312	100.0	3.0
Cost of products sold	7,919	33.0	7,587	32.5	4.4
Gross Profit	16,101	67.0	15,725	67.5	2.4
Selling, marketing and administrative expenses	6,226	25.9	6,073	26.1	2.5
Research and development expense	3,703	15.4	3,394	14.6	9.1
Interest (income) expense, net	(26)	(0.1)	28	0.1
Other (income) expense, net	273	1.1	(488)	(2.1)
Restructuring	85	0.4	56	0.2
Earnings before provision for taxes on income	5,840	24.3	6,662	28.6	(12.3)
Provision for taxes on income	1,026	4.3	384	1.7	167.2
Net earnings	$4,814	20.0	$6,278	26.9	(23.3)

Net earnings per share (Diluted)	$1.80		$2.35		(23.4)

Average shares outstanding (Diluted)	2,667.9		2,671.6

Effective tax rate	17.6%		5.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,171	34.0	$7,776	33.4	5.1
Net earnings	$6,912	28.8	$6,625	28.4	4.3
Net earnings per share (Diluted)	$2.59		$2.48		4.4
Effective tax rate	15.4%		14.8%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$47,446	100.0	$45,633	100.0	4.0
Cost of products sold	15,517	32.7	14,650	32.1	5.9
Gross Profit	31,929	67.3	30,983	67.9	3.1
Selling, marketing and administrative expenses	12,164	25.6	11,505	25.2	5.7
Research and development expense	7,165	15.1	6,572	14.4	9.0
In-process research and development	610	1.3	—	—
Interest (income) expense, net	(38)	(0.1)	76	0.2
Other (income) expense, net	171	0.4	(1,370)	(3.0)
Restructuring	155	0.3	109	0.2
Earnings before provision for taxes on income	11,702	24.7	14,091	30.9	(17.0)
Provision for taxes on income	1,739	3.7	1,616	3.6	7.6
Net earnings	$9,963	21.0	$12,475	27.3	(20.1)

Net earnings per share (Diluted)	$3.73		$4.67		(20.1)

Average shares outstanding (Diluted)	2,669.2		2,674.0

Effective tax rate	14.9%		11.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$16,389	34.5	$16,067	35.2	2.0
Net earnings	$14,041	29.6	$13,549	29.7	3.6
Net earnings per share (Diluted)	$5.26		$5.07		3.7
Effective tax rate	14.3%		15.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Second Quarter
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$4,814	$6,278

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,095	1,202
	Litigation related	385	(23)
	Restructuring related	128	108
	Acquisition, integration and divestiture related	-	14
	(Gains)/losses on securities	109	(243)
	Medical Device Regulation [1]	70	56
	COVID-19 Vaccine related costs [2]	276	-
	Consumer Health separation costs	268	-

	Tax Adjustments
	Tax impact on special item adjustments [3]	(313)	(135)
	Consumer Health separation tax related costs	2	-
	Tax legislation and other tax related	78	(632)
	Adjusted Net Earnings, after tax	$6,912	$6,625
	Average shares outstanding (Diluted)	2,667.9	2671.6
	Adjusted net earnings per share (Diluted)	2.59	2.48
	Operational adjusted net earnings per share (Diluted)	2.75

	Notes:
[1]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed by the end of 2023.
[2]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's modification of its COVID-19 vaccine research program and manufacturing capacity to levels that meet all customer contractual requirements.
[3]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Six Months Ended
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$9,663	$12,475

	Pre-tax Adjustments
	Intangible Asset Amortization expense	2,203	2,417
	Litigation related	385	(23)
	IPR&D	610	-
	Restructuring related	200	212
	Acquisition, integration and divestiture related ¹	-	(524)
	(Gains)/losses on securities	520	(208)
	Medical Device Regulation [2]	130	102
	COVID-19 Vaccine related costs [3]	276	-
	Consumer Health separation costs	370	-
	Other	(7)	-

	Tax Adjustments
	Tax impact on special item adjustments [4]	(706)	(248)
	Consumer Health separation tax related costs	98	-
	Tax legislation and other tax related	(1)	(654)
	Adjusted Net Earnings, after tax	$14,041	$13,549
	Average shares outstanding (Diluted)	2,669.2	2674.0
	Adjusted net earnings per share (Diluted)	5.26	5.07
	Operational adjusted net earnings per share (Diluted)	5.50

	Notes:
[1]	Acquisition, integration and divestiture related for the six months of 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S.
[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed by the end of 2023.
[3]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's modification of its COVID-19 vaccine research program and manufacturing capacity to levels that meet all customer contractual requirements.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SECOND QUARTER 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	(1.3)%	6.7%	(1.1)%	3.0%
U.S.	(3.6)%	4.2%	1.6%	2.3%
International	0.6%	9.8%	(3.6)%	3.8%

WW Currency	(3.6)	(5.6)	(4.5)	(5.0)
U.S.	—	—	—	—
International	(6.7)	(12.3)	(8.7)	(10.1)

WW Operational	2.3%	12.3%	3.4%	8.0%
U.S.	(3.6)%	4.2%	1.6%	2.3%
International	7.3%	22.1%	5.1%	13.9%

All Other Acquisitions and Divestitures	0.6	0.1	0.0	0.1
U.S.	0.2	0.2	(0.2)	0.1
International	0.8	0.1	0.2	0.3

WW Adjusted Operational	2.9%	12.4%	3.4%	8.1%
U.S.	(3.4)%	4.4%	1.4%	2.4%
International	8.1%	22.2%	5.3%	14.2%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SIX MONTHS 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	(1.4)%	6.5%	2.3%	4.0%
U.S.	(3.5)%	3.6%	3.5%	2.5%
International	0.3%	10.0%	1.2%	5.5%

WW Currency	(3.0)	(4.3)	(3.6)	(3.8)
U.S.	—	—	—	—
International	(5.4)	(9.4)	(6.8)	(7.8)

WW Operational	1.6%	10.8%	5.9%	7.8%
U.S.	(3.5)%	3.6%	3.5%	2.5%
International	5.7%	19.4%	8.0%	13.3%

Skin Health / Beauty
Dr. Ci Labo - Sedona	0.5			0.1
U.S.	0.0			0.0
International	0.9			0.2

All Other Acquisitions and Divestitures	0.1	0.1	0.1	0.1
U.S.	0.2	0.1	(0.1)	0.1
International	0.1	0.0	0.2	0.1

WW Adjusted Operational	2.2%	10.9%	6.0%	8.0%
U.S.	(3.3)%	3.7%	3.4%	2.6%
International	6.7%	19.4%	8.2%	13.6%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$663	675	(1.8)%	(1.8)%	—%
Intl	818	752	8.8	15.9	(7.1)
WW	1,482	1,426	3.8	7.5	(3.7)

SKIN HEALTH / BEAUTY
US	629	659	(4.5)	(4.5)	—
Intl	497	511	(2.8)	5.1	(7.9)
WW	1,126	1,170	(3.7)	(0.3)	(3.4)

ORAL CARE
US	170	165	3.4	3.4	—
Intl	224	260	(14.1)	(8.7)	(5.4)
WW	394	426	(7.3)	(4.0)	(3.3)

BABY CARE
US	88	97	(9.1)	(9.1)	—
Intl	287	290	(1.0)	3.7	(4.7)
WW	375	387	(3.1)	0.5	(3.6)

WOMEN'S HEALTH
US	3	3	8.9	8.9	—
Intl	228	227	0.1	7.2	(7.1)
WW	230	230	0.2	7.2	(7.0)

WOUND CARE / OTHER
US	133	153	(12.7)	(12.7)	—
Intl	65	64	1.7	5.2	(3.5)
WW	197	216	(8.4)	(7.4)	(1.0)

TOTAL CONSUMER HEALTH
US	1,687	1,751	(3.6)	(3.6)	—
Intl	2,118	2,103	0.6	7.3	(6.7)
WW	$3,805	3,854	(1.3)%	2.3%	(3.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,853	2,748	3.8%	3.8%	—%
Intl	1,559	1,483	5.1	16.2	(11.1)
WW	4,411	4,231	4.3	8.1	(3.8)
REMICADE
US	391	540	(27.4)	(27.4)	—
US Exports (4)	44	93	(53.0)	(53.0)	—
Intl	212	255	(17.2)	(12.0)	(5.2)
WW	647	888	(27.2)	(25.6)	(1.6)
SIMPONI / SIMPONI ARIA
US	301	290	3.8	3.8	—
Intl	266	294	(9.7)	0.3	(10.0)
WW	566	584	(3.0)	2.0	(5.0)
STELARA
US	1,731	1,496	15.7	15.7	—
Intl	868	778	11.6	24.0	(12.4)
WW	2,599	2,274	14.3	18.6	(4.3)
TREMFYA
US	382	325	17.7	17.7	—
Intl	214	155	38.3	54.6	(16.3)
WW	597	479	24.4	29.7	(5.3)
OTHER IMMUNOLOGY
US	3	5	(50.1)	(50.1)	—
Intl	0	1	*	*	*
WW	3	7	(59.2)	(59.2)	0.0

INFECTIOUS DISEASES
US	415	444	(6.4)	(6.4)	—
Intl	901	575	56.8	79.3	(22.5)
WW	1,316	1,018	29.3	42.0	(12.7)
COVID-19 VACCINE
US	45	51	(11.5)	(11.5)	—
Intl	499	113	*	*	*
WW	544	164	*	*	*
EDURANT / rilpivirine
US	9	9	(1.7)	(1.7)	—
Intl	215	253	(14.7)	(5.4)	(9.3)
WW	225	262	(14.3)	(5.3)	(9.0)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	355	368	(3.4)	(3.4)	—
Intl	110	137	(20.2)	(10.4)	(9.8)
WW	464	505	(7.9)	(5.3)	(2.6)
OTHER INFECTIOUS DISEASES
US	6	16	(62.5)	(62.5)	—
Intl	77	71	7.4	10.9	(3.5)
WW	83	88	(5.4)	(2.6)	(2.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$896	842	6.5%	6.5%	—%
Intl	837	963	(13.0)	(4.8)	(8.2)
WW	1,734	1,804	(3.9)	0.5	(4.4)
CONCERTA / methylphenidate
US	38	35	9.4	9.4	—
Intl	123	127	(2.2)	8.0	(10.2)
WW	161	161	0.3	8.3	(8.0)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	691	645	7.3	7.3	—
Intl	362	380	(4.6)	6.3	(10.9)
WW	1,054	1,024	2.9	6.9	(4.0)
RISPERDAL CONSTA
US	65	72	(8.9)	(8.9)	—
Intl	60	84	(28.0)	(19.0)	(9.0)
WW	125	155	(19.3)	(14.4)	(4.9)
OTHER NEUROSCIENCE
US	102	91	11.8	11.8	—
Intl	292	373	(21.8)	(17.2)	(4.6)
WW	393	464	(15.2)	(11.6)	(3.6)

ONCOLOGY
US	1,679	1,462	14.9	14.9	—
Intl	2,362	2,073	14.0	26.9	(12.9)
WW	4,042	3,535	14.3	21.9	(7.6)
DARZALEX
US	1,021	770	32.6	32.6	—
Intl	965	663	45.5	61.9	(16.4)
WW	1,986	1,433	38.6	46.1	(7.5)
ERLEADA
US	233	193	20.6	20.6	—
Intl	218	109	*	*	*
WW	450	302	49.5	56.9	(7.4)
IMBRUVICA
US	349	454	(23.1)	(23.1)	—
Intl	620	662	(6.3)	3.6	(9.9)
WW	970	1,116	(13.1)	(7.2)	(5.9)
ZYTIGA / abiraterone acetate
US	19	21	(12.2)	(12.2)	—
Intl	486	542	(10.2)	1.5	(11.7)
WW	505	563	(10.3)	0.9	(11.2)
OTHER ONCOLOGY
US	57	23	*	*	—
Intl	72	97	(25.7)	(17.3)	(8.4)
WW	130	120	7.5	14.4	(6.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$560	595	(5.8)%	(5.8)%	—%
Intl	284	275	2.8	15.3	(12.5)
WW	843	870	(3.1)	0.9	(4.0)
OPSUMIT
US	265	290	(8.7)	(8.7)	—
Intl	173	172	0.5	13.1	(12.6)
WW	438	463	(5.3)	(0.6)	(4.7)
UPTRAVI
US	272	268	1.4	1.4	—
Intl	56	45	26.2	38.3	(12.1)
WW	328	313	4.9	6.6	(1.7)
OTHER PULMONARY HYPERTENSION
US	23	36	(36.2)	(36.2)	—
Intl	55	59	(8.1)	4.8	(12.9)
WW	78	95	(18.7)	(10.7)	(8.0)

CARDIOVASCULAR / METABOLISM / OTHER
US	757	780	(3.0)	(3.0)	—
Intl	215	241	(10.9)	(3.4)	(7.5)
WW	972	1,021	(4.8)	(3.1)	(1.7)
XARELTO
US	609	569	7.1	7.1	—
Intl	—	—	—	—	—
WW	609	569	7.1	7.1	—
INVOKANA / INVOKAMET
US	55	96	(42.9)	(42.9)	—
Intl	65	64	2.4	10.2	(7.8)
WW	120	160	(24.9)	(21.8)	(3.1)
OTHER
US	93	116	(19.5)	(19.5)	—
Intl	150	178	(15.6)	(8.3)	(7.3)
WW	243	293	(17.2)	(12.7)	(4.5)

TOTAL PHARMACEUTICAL
US	7,159	6,869	4.2	4.2	—
Intl	6,158	5,611	9.8	22.1	(12.3)
WW	$13,317	12,480	6.7%	12.3%	(5.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5)

INTERVENTIONAL SOLUTIONS
US	$525	475	10.5%	10.5%	—%
Intl	525	572	(8.1)	1.0	(9.1)
WW	1,049	1,046	0.3	5.3	(5.0)

ORTHOPAEDICS
US	1,338	1,323	1.1	1.1	—
Intl	820	904	(9.3)	(0.6)	(8.7)
WW	2,157	2,227	(3.1)	0.5	(3.6)

HIPS
US	240	233	3.4	3.4	—
Intl	148	159	(6.6)	1.7	(8.3)
WW	388	391	(0.7)	2.7	(3.4)

KNEES
US	216	210	2.9	2.9	—
Intl	133	140	(4.6)	3.9	(8.5)
WW	349	350	(0.1)	3.3	(3.4)

TRAUMA
US	464	447	3.9	3.9	—
Intl	232	263	(11.8)	(1.7)	(10.1)
WW	696	710	(1.9)	1.8	(3.7)

SPINE, SPORTS & OTHER
US	418	434	(3.7)	(3.7)	—
Intl	306	343	(10.6)	(2.5)	(8.1)
WW	724	777	(6.8)	(3.2)	(3.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5) (Continued)

SURGERY
US	$992	1,035	(4.1)	(4.1)	—%
Intl	1,458	1,487	(2.0)	5.9	(7.9)
WW	2,450	2,522	(2.8)	1.8	(4.6)

ADVANCED
US	454	459	(1.1)	(1.1)	—
Intl	702	708	(0.9)	6.6	(7.5)
WW	1,156	1,168	(1.0)	3.6	(4.6)

GENERAL
US	538	576	(6.4)	(6.4)	—
Intl	756	779	(3.0)	5.3	(8.3)
WW	1,294	1,354	(4.5)	0.3	(4.8)

VISION
US	496	467	6.2	6.2	—
Intl	745	716	4.0	13.9	(9.9)
WW	1,241	1,183	4.9	10.9	(6.0)

CONTACT LENSES / OTHER
US	374	352	6.6	6.6	—
Intl	519	517	0.4	11.0	(10.6)
WW	894	868	2.9	9.2	(6.3)
SURGICAL
US	122	115	5.1	5.1	—
Intl	225	199	13.6	21.5	(7.9)
WW	347	314	10.5	15.5	(5.0)

TOTAL MEDTECH
US	3,351	3,299	1.6	1.6	—
Intl	3,547	3,679	(3.6)	5.1	(8.7)
WW	$6,898	6,978	(1.1)%	3.4%	(4.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$1,333	1,274	4.6%	4.6%	—%
Intl	1,609	1,425	12.9	18.6	(5.7)
WW	2,943	2,699	9.0	12.0	(3.0)

SKIN HEALTH / BEAUTY
US	1,173	1,293	(9.2)	(9.2)	—
Intl	965	1,040	(7.2)	(1.1)	(6.1)
WW	2,138	2,333	(8.3)	(5.6)	(2.7)

ORAL CARE
US	313	328	(4.6)	(4.6)	—
Intl	447	514	(13.0)	(8.6)	(4.4)
WW	760	843	(9.7)	(7.1)	(2.6)

BABY CARE
US	173	193	(10.3)	(10.3)	—
Intl	557	583	(4.4)	(0.6)	(3.8)
WW	730	776	(5.9)	(3.0)	(2.9)

WOMEN'S HEALTH
US	7	6	8.1	8.1	—
Intl	452	446	1.3	7.7	(6.4)
WW	458	452	1.4	7.7	(6.3)

WOUND CARE / OTHER
US	245	268	(8.6)	(8.6)	—
Intl	117	125	(6.6)	(4.5)	(2.1)
WW	361	393	(8.0)	(7.3)	(0.7)

TOTAL CONSUMER HEALTH
US	3,244	3,362	(3.5)	(3.5)	—
Intl	4,147	4,133	0.3	5.7	(5.4)
WW	$7,391	7,495	(1.4)%	1.6%	(3.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$5,354	5,161	3.7%	3.7%	—%
Intl	3,176	2,984	6.4	14.9	(8.5)
WW	8,530	8,145	4.7	7.8	(3.1)
REMICADE
US	749	1,029	(27.1)	(27.1)	—
US Exports (4)	124	150	(17.5)	(17.5)	—
Intl	437	487	(10.3)	(6.7)	(3.6)
WW	1,310	1,665	(21.4)	(20.3)	(1.1)
SIMPONI / SIMPONI ARIA
US	588	545	7.9	7.9	—
Intl	549	601	(8.6)	(0.8)	(7.8)
WW	1,137	1,146	(0.8)	3.3	(4.1)
STELARA
US	3,110	2,827	10.0	10.0	—
Intl	1,777	1,595	11.4	20.8	(9.4)
WW	4,887	4,422	10.5	13.9	(3.4)
TREMFYA
US	773	599	29.1	29.1	—
Intl	413	298	38.6	51.4	(12.8)
WW	1,187	897	32.3	36.6	(4.3)
OTHER IMMUNOLOGY
US	9	12	(24.8)	(24.8)	—
Intl	0	3	*	*	*
WW	9	15	(39.0)	(39.0)	0.0

INFECTIOUS DISEASES
US	876	956	(8.3)	(8.3)	—
Intl	1,737	1,060	63.9	79.0	(15.1)
WW	2,613	2,016	29.6	37.6	(8.0)
COVID-19 VACCINE
US	120	151	(20.4)	(20.4)	—
Intl	881	113	*	*	*
WW	1,001	264	*	*	*
EDURANT / rilpivirine
US	18	19	(7.4)	(7.4)	—
Intl	454	486	(6.5)	2.2	(8.7)
WW	473	505	(6.5)	1.9	(8.4)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	724	748	(3.2)	(3.2)	—
Intl	242	303	(20.3)	(13.4)	(6.9)
WW	965	1,051	(8.1)	(6.1)	(2.0)
OTHER INFECTIOUS DISEASES
US	14	37	(62.5)	(62.5)	—
Intl	160	158	1.3	5.8	(4.5)
WW	174	196	(10.9)	(7.2)	(3.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,739	1,613	7.9%	7.9%	—%
Intl	1,735	1,906	(8.9)	(1.7)	(7.2)
WW	3,475	3,519	(1.2)	2.7	(3.9)
CONCERTA / methylphenidate
US	73	82	(11.3)	(11.3)	—
Intl	245	250	(1.7)	5.8	(7.5)
WW	318	332	(4.1)	1.5	(5.6)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,352	1,234	9.6	9.6	—
Intl	749	756	(0.8)	8.1	(8.9)
WW	2,102	1,989	5.7	9.0	(3.3)
RISPERDAL CONSTA
US	128	139	(7.7)	(7.7)	—
Intl	126	173	(27.1)	(19.3)	(7.8)
WW	254	312	(18.4)	(14.1)	(4.3)
OTHER NEUROSCIENCE
US	186	158	17.6	17.6	—
Intl	615	728	(15.5)	(10.2)	(5.3)
WW	800	886	(9.6)	(5.2)	(4.4)

ONCOLOGY
US	3,261	2,839	14.9	14.9	—
Intl	4,731	4,266	10.9	20.8	(9.9)
WW	7,992	7,105	12.5	18.4	(5.9)
DARZALEX
US	1,974	1,461	35.1	35.1	—
Intl	1,868	1,337	39.7	52.2	(12.5)
WW	3,842	2,798	37.3	43.3	(6.0)
ERLEADA
US	439	364	20.4	20.4	—
Intl	412	199	*	*	*
WW	850	563	51.1	57.2	(6.1)
IMBRUVICA
US	719	898	(19.9)	(19.9)	—
Intl	1,288	1,342	(4.0)	4.1	(8.1)
WW	2,008	2,241	(10.4)	(5.6)	(4.8)
ZYTIGA / abiraterone acetate
US	38	71	(47.0)	(47.0)	—
Intl	1,006	1,130	(11.0)	(2.3)	(8.7)
WW	1,044	1,201	(13.1)	(4.9)	(8.2)
OTHER ONCOLOGY
US	91	44	*	*	—
Intl	156	258	(39.4)	(34.3)	(5.1)
WW	248	302	(18.0)	(13.7)	(4.3)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$1,132	1,168	(3.1)%	(3.1)%	—%
Intl	563	563	(0.1)	9.6	(9.7)
WW	1,695	1,731	(2.1)	1.1	(3.2)
OPSUMIT
US	538	562	(4.3)	(4.3)	—
Intl	343	351	(2.2)	7.4	(9.6)
WW	881	913	(3.5)	0.2	(3.7)
UPTRAVI
US	541	527	2.6	2.6	—
Intl	112	91	23.5	33.4	(9.9)
WW	653	618	5.7	7.1	(1.4)
OTHER PULMONARY HYPERTENSION
US	53	78	(32.3)	(32.3)	—
Intl	108	122	(11.7)	(2.0)	(9.7)
WW	161	200	(19.8)	(13.9)	(5.9)

CARDIOVASCULAR / METABOLISM / OTHER
US	1,429	1,579	(9.5)	(9.5)	—
Intl	453	486	(6.9)	(1.2)	(5.7)
WW	1,882	2,065	(8.9)	(7.5)	(1.4)
XARELTO
US	1,117	1,158	(3.5)	(3.5)	—
Intl	—	—	—	—	—
WW	1,117	1,158	(3.5)	(3.5)	—
INVOKANA / INVOKAMET
US	115	183	(37.1)	(37.1)	—
Intl	133	127	4.9	10.6	(5.7)
WW	248	310	(19.9)	(17.6)	(2.3)
OTHER
US	197	238	(17.2)	(17.2)	—
Intl	320	360	(11.1)	(5.4)	(5.7)
WW	517	598	(13.5)	(10.1)	(3.4)

TOTAL PHARMACEUTICAL
US	13,791	13,315	3.6	3.6	—
Intl	12,395	11,266	10.0	19.4	(9.4)
WW	$26,186	24,581	6.5%	10.8%	(4.3)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5)

INTERVENTIONAL SOLUTIONS
US	$1,019	909	12.1%	12.1%	—%
Intl	1,123	1,086	3.4	10.2	(6.8)
WW	2,141	1,995	7.4	11.1	(3.7)

ORTHOPAEDICS
US	2,627	2,572	2.1	2.1	—
Intl	1,719	1,768	(2.8)	4.2	(7.0)
WW	4,345	4,340	0.1	3.0	(2.9)

HIPS
US	465	442	5.2	5.2	—
Intl	312	305	2.4	9.0	(6.6)
WW	777	747	4.1	6.8	(2.7)

KNEES
US	417	395	5.6	5.6	—
Intl	271	272	(0.4)	6.4	(6.8)
WW	688	667	3.1	5.9	(2.8)

TRAUMA
US	939	897	4.7	4.7	—
Intl	505	545	(7.4)	0.3	(7.7)
WW	1,444	1,443	0.1	3.0	(2.9)

SPINE, SPORTS & OTHER
US	805	838	(3.9)	(3.9)	—
Intl	630	646	(2.4)	4.2	(6.6)
WW	1,436	1,484	(3.2)	(0.4)	(2.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2)(3)(5) (Continued)

SURGERY
US	$1,913	1,933	(1.0)%	(1.0)%	—%
Intl	2,971	2,961	0.3	6.2	(5.9)
WW	4,884	4,894	(0.2)	3.4	(3.6)

ADVANCED
US	871	864	0.8	0.8	—
Intl	1,431	1,421	0.7	6.0	(5.3)
WW	2,302	2,286	0.7	4.0	(3.3)

GENERAL
US	1,042	1,069	(2.5)	(2.5)	—
Intl	1,540	1,540	0.0	6.5	(6.5)
WW	2,582	2,608	(1.0)	2.8	(3.8)

VISION
US	1,017	939	8.3	8.3	—
Intl	1,481	1,389	6.6	15.1	(8.5)
WW	2,498	2,328	7.3	12.4	(5.1)

CONTACT LENSES / OTHER
US	774	723	7.2	7.2	—
Intl	1,030	1,003	2.7	11.9	(9.2)
WW	1,804	1,725	4.5	9.9	(5.4)
SURGICAL
US	243	216	12.1	12.1	—
Intl	451	386	17.0	23.5	(6.5)
WW	694	602	15.2	19.4	(4.2)

TOTAL MEDTECH
US	6,576	6,353	3.5	3.5	—
Intl	7,293	7,204	1.2	8.0	(6.8)
WW	$13,869	13,557	2.3%	5.9%	(3.6)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales
(5) Previously referred to as Medical Devices

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	SECOND QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$7,159	6,869	4.2%	4.2	-
International	6,158	5,611	9.8	22.1	(12.3)
Worldwide	13,317	12,480	6.7	12.3	(5.6)

COVID-19 Vaccine
U.S.	45	51	(11.5)	(11.5)	-
International	499	113	*	*	*
Worldwide	544	164	*	*	*

Pharmaceutical excluding COVID-19 Vaccine
U.S.	7,114	6,818	4.3	4.3	-
International	5,659	5,498	2.9	13.9	(11.0)
Worldwide	12,773	12,316	3.7	8.6	(4.9)

Worldwide
U.S.	12,197	11,919	2.3	2.3	-
International	11,823	11,393	3.8	13.9	(10.1)
Worldwide	24,020	23,312	3.0	8.0	(5.0)

COVID-19 Vaccine
U.S.	45	51	(11.5)	(11.5)	-
International	499	113	*	*	*
Worldwide	544	164	*	*	*

Worldwide
U.S.	12,152	11,868	2.4	2.4	-
International	11,324	11,280	0.4	9.8	(9.4)
Worldwide excluding COVID-19 Vaccine	$23,476	23,148	1.4%	6.0	(4.6)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	SIX MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$13,791	13,315	3.6%	3.6	-
International	12,395	11,266	10.0	19.4	(9.4)
Worldwide	26,186	24,581	6.5	10.8	(4.3)

COVID-19 Vaccine
U.S.	120	151	(20.4)	(20.4)	-
International	881	113	*	*	*
Worldwide	1,001	264	*	*	*

Pharmaceutical excluding COVID-19 Vaccine
U.S.	13,671	13,164	3.9	3.9	-
International	11,514	11,153	3.2	11.9	(8.7)
Worldwide	25,185	24,317	3.6	7.5	(3.9)

Worldwide
U.S.	23,611	23,030	2.5	2.5	-
International	23,835	22,603	5.5	13.3	(7.8)
Worldwide	47,446	45,633	4.0	7.8	(3.8)

COVID-19 Vaccine
U.S.	120	151	(20.4)	(20.4)	-
International	881	113	*	*	*
Worldwide	1,001	264	*	*	*

Worldwide
U.S.	23,491	22,879	2.7	2.7	-
International	22,954	22,490	2.1	9.5	(7.4)
Worldwide excluding COVID-19 Vaccine	$46,445	45,369	2.4%	6.1	(3.7)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful